EXHIBIT 10.24
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                            STOCK PURCHASE AGREEMENT

                                     BETWEEN

                        CHANGE TECHNOLOGY PARTNERS, INC.

                                       AND

                          FRANKLIN CAPITAL CORPORATION


                            ________________________


                          Dated as of December 4, 2001


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                                TABLE OF CONTENTS
                                -----------------

SECTION                                                                     PAGE
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Article I             SALE AND PURCHASE OF SHARES..............................1

         1.1      Sale and Purchase of Shares..................................1

Article II            PURCHASE PRICE AND PAYMENT...............................2

         2.1      Amount of Purchase Price.....................................2

         2.2      Payment of Purchase Price....................................2

Article III           REPRESENTATION AND WARRANTY OF THE SELLER................2

         3.1      Ownership and Transfer of Shares.............................2

         3.2      Binding Agreement............................................2

Article IV            REPRESENTATIONS AND WARRANTIES OF PURCHASER..............2

         4.1      Investment Intention.........................................2

         4.2      Binding Agreement............................................3

Article V             INDEMNIFICATION..........................................3

         5.1      Indemnification by the Seller................................3

Article VI            MISCELLANEOUS............................................4

         6.1      Certain Definitions..........................................4

         6.2      Survival of Representations and Warranties...................4

         6.3      Expenses.....................................................4

         6.4      Notices......................................................5

         6.5      Further Assurances...........................................6

         6.6      Governing Law................................................6

         6.7      Table of Contents and Headings...............................6

         6.8      Severability.................................................6

         6.9      Binding Effect; Assignment...................................6

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                            STOCK PURCHASE AGREEMENT


         STOCK PURCHASE AGREEMENT, dated as of December 4, 2001 (the "Agreement"), by and between CHANGE TECHNOLOGY PARTNERS, INC., a Delaware corporation (the "PURCHASER"), and FRANKLIN CAPITAL CORPORATION, a Delaware corporation (the "SELLER").

                              W I T N E S S E T H:

         WHEREAS, the Seller and the Purchaser have agreed to enter into that certain Agreement And Plan Of Merger to be entered into as of December 4, 2001, (the "MERGER Agreement"); and

         WHEREAS, the respective Boards of Directors of the Seller and the Purchaser have each approved the transactions contemplated by this Agreement, upon the terms and subject to the conditions set forth herein;

         WHEREAS, the Seller owns an aggregate of 2,500,000 shares of common stock, $0.01 par value (the "Common Stock"), of Excelsior Radio Networks, Inc., a Delaware corporation (the "COMPANY"); and

         WHEREAS, the Seller desires to sell to the Purchaser, and the Purchaser desires to purchase from the Seller, 250,000 shares of Common Stock (the "Shares") for the purchase price and upon the terms and conditions hereinafter set forth; and

         WHEREAS, certain terms used in this Agreement are defined in Section
6.1;

         NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements hereinafter contained, the parties hereby agree as follows:

                                    ARTICLE I

                           SALE AND PURCHASE OF SHARES

         1.1 SALE AND PURCHASE OF SHARES. Upon the terms and subject to the conditions contained herein, on the date hereof the Seller hereby sells, assigns, transfers, conveys and delivers to the Purchaser, and the Purchaser hereby purchases from the Seller, the Shares.

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                                   ARTICLE II

                           PURCHASE PRICE AND PAYMENT

         2.1 AMOUNT OF PURCHASE PRICE. The purchase price for the Shares is an amount equal to $250,000 (the "PURCHASE PRICE").

         2.2 PAYMENT OF PURCHASE PRICE. The Purchaser shall pay the Purchase Price to the Seller, which shall be paid by the delivery to Seller of a certified or bank cashier's check in New York Clearing House Funds, payable to the order of Seller or, at the Seller`s option, by wire transfer of immediately available funds into an account designated by the Seller.

         2.3 REPURCHASE. If the Merger Agreement is terminated by the Purchaser or the Seller pursuant to the provisions thereof, then, not later than 60 days following such termination, the Seller shall be required to repurchase the Shares from the Purchaser, and the Purchaser shall be obligated to sell the Shares to the Seller, for an amount (the "Repurchase Price") equal to $250,000, plus interest thereon at an annual rate of 10% from the date of this Agreement to the date of such repurchase. The Repurchase Price shall be paid by the delivery to Purchaser of a certified or bank cashier's check in New York Clearing House Funds, payable to the order of Purchaser or, at the Purchaser`s option, by wire transfer of immediately available funds into an account designated by the Purchaser. In connection with such Repurchase transaction, the Purchaser shall be required to represent and warrant to the Seller only that it is the record and beneficial owner of the Shares, free and clear of any and all Liens and that it has the corporate power and authority to sell, transfer, assign and deliver such Shares as provided in this Agreement, and such delivery will convey to the Seller good and marketable title to such Shares, free and clear of any and all Liens.

                                   ARTICLE III

                    REPRESENTATION AND WARRANTY OF THE SELLER

         The Seller hereby represents and warrants to the Purchaser that:

         3.1 OWNERSHIP AND TRANSFER OF SHARES. The Seller is the record and beneficial owner of the Shares, free and clear of any and all Liens. The Seller has the corporate power and authority to sell, transfer, assign and deliver such Shares as provided in this Agreement, and such delivery will convey to the Purchaser good and marketable title to such Shares, free and clear of any and all Liens.

         3.2 BINDING AGREEMENT. This Agreement has been duly and validly authorized, executed and delivered by the Seller and is a valid and binding agreement of the Seller enforceable against it in accordance with its terms, subject to applicable

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bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and similar laws affecting creditors' rights and remedies generally.

         3.3 ORGANIZATION. Each of the Seller and the Company is duly organized, validly existing and in good standing under the laws of the State of Delaware and has all requisite power and authority to own, lease and operate its properties and to carry on its business as now being conducted.

         3.4 NO BREACH. The execution, delivery and performance by the Seller of this Agreement and the consummation by the Seller of the transactions contemplated hereby do not, with or without the giving of notice or the passage of time or both, (a) violate the provisions of any law, rule or regulation applicable to the Seller; (b) violate the Certificate of Incorporation or by-laws of the Seller or any judgment, decree, order or award of any court, governmental body or arbitrator applicable to the Seller of the Shares; or (c) conflict with or result in a material breach or termination of, or constitute a material default under, any indenture, mortgage, deed of trust or other instrument or agreement to which the Seller is a party or by which any of the Shares being sold hereunder is or may be bound.

         3.5 CAPITALIZATION. The Company is authorized to issue 10,000,000 shares of Common Stock, of which as of the date of this Agreement 2,500,000 shares are issued and outstanding, and 100,000 shares of preferred stock, 15,000 of which are outstanding on the date of this Agreement. All issued and outstanding shares of Common Stock and Preferred Stock, have been duly authorized and are validly issued, fully paid and nonassessable. Other than the 15,000 shares of preferred stock and 611,614 warrants to purchase Common Stock, there are no outstanding or authorized options, purchase rights, subscription rights, conversion rights, exchange rights, or other contracts or commitments that would require the Company to issue, sell, or otherwise cause to become outstanding any of its capital stock.

                                   ARTICLE IV

                   REPRESENTATIONS AND WARRANTIES OF PURCHASER

         The Purchaser hereby represents and warrants to the Seller that:

         4.1 INVESTMENT INTENTION. (a) The Purchaser is acquiring the Shares for its own account, for investment purposes only and not with a view to the distribution (as such term is used in Section 2(11) of the Securities Act of 1933, as amended (the "SECURITIES ACT") thereof. The Purchaser understands that the Shares have not been registered under the Securities Act and cannot be sold unless subsequently registered under the Securities Act or an exemption from such registration is available.

         (b) The Purchaser is (i) an "accredited investor" within the meaning of Rule 501 of Regulation D under the Securities Act, (ii) experienced in making

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investments of the kind contemplated by this Agreement, (iii) capable, by reason of its business and financial experience, of evaluating the relative merits and risks of an investment in the Shares, and (iv) able to afford the loss of is investment in the Shares.

         (c) The Purchaser understands that the Shares are being offered and sold by Seller in reliance on an exemption from the registration requirements of the Securities Act and equivalent state securities and "blue sky" laws, and that the Seller is relying upon the accuracy of, and Buyer's compliance with, Buyer's representations, warranties and covenants set forth in this Agreement to determine the availability of such exemption and the eligibility of Buyer to purchase the Shares;

         (d) The Purchaser acknowledges that in making its decision to purchase the Shares it has been given an opportunity to ask questions of and to receive answers from the Company's executive officers, directors and management personnel concerning the terms and conditions of the private placement of the Shares by the Company.

         (e) The Purchaser understands that the Shares have not been approved or disapproved by the Commission or any state securities commission and that the foregoing authorities have not reviewed any documents or instruments in connection with the offer and sale to it of the Shares and have not confirmed or determined the adequacy or accuracy of any such documents of instruments.

         4.2 BINDING AGREEMENT. This Agreement has been duly and validly authorized, executed and delivered by the Purchaser and is a valid and binding agreement of the Purchaser enforceable against it in accordance with is terms, subject to applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and similar laws affecting creditors' rights and remedies generally.

         4.3 ORGANIZATION. The Purchaser is duly organized, validly existing and in good standing under the laws of the State of Delaware and has all requisite power and authority to own, lease and operate its properties and to carry on its business as now being conducted.

         4.4 NO BREACH. The execution, delivery and performance by the Purchaser of this Agreement and the consummation by the Purchaser of the transactions contemplated hereby do not, with or without the giving of notice or the passage of time or both, (a) violate the provisions of any law, rule or regulation applicable to the Purchaser; (b) violate the Certificate of Incorporation or by-laws of the Purchaser or any judgment, decree, order or award of any court, governmental body or arbitrator applicable to the Purchaser of the Shares; or (c) conflict with or result in a material breach or termination of, or constitute a material default under, any indenture, mortgage, deed of trust or other instrument or agreement to which the Purchaser is a party or by which any of the Shares being sold hereunder is or may be bound.

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                                    ARTICLE V

                                 INDEMNIFICATION

         5.1      INDEMNIFICATION BY THE SELLER.

         The Seller hereby agrees to indemnify and hold the Purchaser and its respective directors, officers, employees, Affiliates, agents, successors and assigns harmless from and against any and all losses, liabilities, obligations, damages, costs and expenses based upon, attributable to or resulting from the failure of any representation or warranty of the Seller set forth in Article III hereof, to be true and correct in all respects as of the date made.

         5.2      INDEMNIFICATION BY THE PURCHASER

         The Purchaser hereby agrees to indemnify and hold the Seller and its Affiliates, agents, successors and assigns harmless from and against any and all losses based upon, attributable to or resulting from the failure of any representation or warranty of the Purchaser set forth in Article IV hereof, to be true and correct as of the date made.

                                   ARTICLE VI

                                  MISCELLANEOUS

         6.1      CERTAIN DEFINITIONS.

         For purposes of this Agreement, the following terms shall have the meanings specified in this Section 6.1:

         "AFFILIATE" means, with respect to any person, any other person controlling, controlled by or under common control with such person.

         "COMPANY" shall have the meaning ascribed thereto in the recitals hereof.

         "LIEN" means any lien, pledge, mortgage, deed of trust, security interest, claim, lease, charge, option, right of first refusal, easement, servitude, transfer restriction under any shareholder or similar agreement, encumbrance or any other restriction or limitation whatsoever.

         "PURCHASE PRICE" shall have the meaning ascribed thereto in Section 2.1 hereof.

         "PURCHASER" means Change Technology Partners, Inc.

         "SECURITIES ACT" shall have the meaning ascribed thereto in Section 4.1 hereof.

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         "SELLER" means Franklin Capital Corporation.

         6.2 SURVIVAL OF REPRESENTATIONS AND WARRANTIES. The parties hereto hereby agree that the representations and warranties contained in this Agreement or in any certificate, document or instrument delivered in connection herewith, shall survive the execution and delivery of this Agreement, and the sale of the Shares hereunder, regardless of any investigation made by the parties hereto.

         6.3 EXPENSES. Except as otherwise provided in this Agreement, the Seller and the Purchaser shall each bear its own expenses incurred in connection with the negotiation and execution of this Agreement and the consummation of the transaction contemplated hereby, it being understood that in no event shall the Company bear any of such costs and expenses.

         6.4 NOTICES. All notices and other communications under this Agreement must be in writing and will be deemed to have been duly given if delivered, telecopied or mailed, by certified mail, return receipt requested, first-class postage prepaid, to the parties at the following addresses:

         If to Franklin, to:

                  Franklin Capital Corporation
                  450 Park Avenue
                  10th Floor
                  New York, New York 10022
                  Attention:  Stephen L. Brown
                  Telephone:  (212) 486-2323
                  Telecopy:  (212) 755-5451

         With copies to:

                  Weil, Gotshal & Manges LLP
                  767 Fifth Avenue
                  New York, NY 10153
                  Attention: Jeffrey J. Weinberg, Esq.
                  Telephone: (212) 310-8000
                  Telecopy: (212) 310-8007

         If to CTPI, to:

                  Change Technology Partners, Inc.
                  537 Steamboat Road
                  Greenwich, Connecticut 06830
                  Attention:  William Avery
                  Telephone:  (203) 661-6942
                  Telecopy:  (203) 661-1331

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         With copies to:

                  Paul, Weiss, Rifkind, Wharton & Garrison
                  1285 Avenue of the Americas
                  New York, New York 10019-6064
                  Attention: James M. Dubin, Esq.
                  Telephone: (212) 373-3000
                  Telecopy: (212) 757-3990

         All notices and other communications required or permitted under this Agreement that are addressed as provided in this Section 6.4 will, if delivered personally, be deemed given upon delivery, will, if delivered by telecopy, be deemed delivered when confirmed and will, if delivered by mail in the manner described above, be deemed given on the third business day after the day it is deposited in a regular depository of the United States mail. Any party from time to time may change its address for the purpose of notices to that party by giving a similar notice specifying a new address, but no such notice will be deemed to have been given until it is actually received by the party sought to be charged with the contents thereof.

         6.5 FURTHER ASSURANCES. The Seller and the Purchaser each agrees to execute and deliver such other documents or agreements and to take such other action as may be reasonably necessary or desirable for the implementation of this Agreement and the consummation of the transaction contemplated hereby.

         6.6 GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware, without regard to the conflicts of laws provisions thereof.

         6.7 TABLE OF CONTENTS AND HEADINGS. The table of contents and section headings of this Agreement are for reference purposes only and are to be given no effect in the construction or interpretation of this Agreement.

         6.8 SEVERABILITY. If any provision of this Agreement is invalid or unenforceable, the balance of this Agreement shall remain in effect.

         6.9 BINDING EFFECT; ASSIGNMENT. This Agreement shall be binding upon and inure to the benefit of the parties and their respective successors and permitted assigns. Nothing in this Agreement shall create or be deemed to create any third party beneficiary rights in any person or entity not a party to this Agreement except as provided below. No assignment of this Agreement or of any rights or obligations hereunder may be made by either the Seller or the Purchaser (by operation of law or otherwise) without the prior written consent of the other parties hereto and any attempted assignment without the required consents shall be void; PROVIDED, HOWEVER, that the Purchaser may assign this Agreement and any or all rights or obligations hereunder to any Affiliate of the Purchaser. Upon any such permitted assignment, the references in this Agreement to the Purchaser shall also apply to any such assignee unless the context otherwise requires.

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         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers thereunto duly authorized, as of the date first written above.


                                CHANGE TECHNOLOGY PARTNERS, INC.



                                By:     /s/ William B. Avery
                                        ---------------------------------------
                                        Name:   William B. Avery
                                        Title:  President and CEO


                                FRANKLIN CAPITAL CORPORATION



                                By:     /s/ Stephen L. Brown
                                        ---------------------------------------
                                        Name:   Stephen L. Brown
                                        Title:  Chairman and CEO





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